SUPPLEMENT
                                     TO THE
                                   PROSPECTUS
  PERSPECTIVE FIXED AND VARIABLE ANNUITY(R) (NY) - JNL(r)NY SEPARATE ACCOUNT I
                                DATED MAY 1, 2001

The following changes apply to the prospectus listed above, as specified:

Pages 11 and 15 of the prospectus for the Perspective Fixed and Variable Annuity
(NY), JNLNY Separate Account I should be deleted in their entirety and replaced with the next two pages.

This Supplement is dated August 10, 2001.


(To be used with NV3174CE 05/01.)

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o    premiums  which are not subject to a  withdrawal  charge  (premiums in your annuity for seven years or longer and not previously withdrawn),

o    earnings, and

o for the first withdrawal of premium of the year, 10% of premium paid that is still subject to a withdrawal charge (not yet withdrawn), less earnings ("free withdrawal").

The contract enhancement will not be recaptured by Jackson National NY if you make a "free withdrawal."

Withdrawals in excess of that will be charged a withdrawal charge starting at 7% in the first year and declining 1% a year to 0% after 7 years. The withdrawal charge compensates us for costs associated with selling the contracts.

For purposes of the withdrawal charge, Jackson National NY treats withdrawals as coming from the oldest premium payment first. If you make a full withdrawal, the withdrawal charge is based on premiums remaining in the contract. If you withdraw only part of the value of your contract, we deduct the withdrawal charge from the remaining value in your contract.

Note: Withdrawals under a non-qualified contract will be taxable on an "income first" basis. This means that any withdrawal from a non-qualified contract that does not exceed the accumulated income under the contract will be taxable in full. Any withdrawals under a tax-qualified contract will be taxable except to the extent that they are allocable to an investment in the contract (any after-tax contributions). In most cases, there will be little or no investment in the contract for a tax-qualified contract because contributions will have been made on a pre-tax or tax-deductible basis.

Jackson National NY does not assess the withdrawal charge on any payments paid out as (1) income payments, (2) death benefits, or (3) withdrawals necessary to satisfy the minimum distribution requirements of the Internal Revenue Code.

Jackson National NY may reduce or eliminate the amount of the withdrawal charge when the contract is sold under circumstances which reduce its sales expense. Some examples are: the purchase of a contract by a large group of individuals or an existing relationship between Jackson National NY and a prospective purchaser. Jackson National NY may not deduct a withdrawal charge under a contract issued to an officer, director, agent or employee of Jackson National NY or any of its affiliates.

CONTRACT ENHANCEMENT CHARGE. During the first seven contract years, Jackson National NY deducts a contract enhancement charge which is equal, on an annual basis, to 0.425% of the daily net asset value of the contracts invested in an investment division. This charge will also be assessed against any amounts you have allocated to the guaranteed accounts, resulting in a credited interest rate of 0.425% less than the annual credited interest rate that would apply to the guaranteed account if the contract enhancement had not been elected (however, the interest rate will never go below 3%). This charge is only applied if the contract enhancement option is elected. See Contract Enhancements on pages 14-15.

RECAPTURE CHARGE. Jackson National NY will take back (recapture) the contract enhancement whenever a withdrawal of the corresponding premium is made (except if it is a free withdrawal), in the event of payments under an income option, or if you return the contract during the free-look period, in accordance with the following schedule:




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

Your contract value will reflect any gains or losses attributable to a contract enhancement described above. Contract enhancements, and any gains or losses attributable to a contract enhancement, distributed under your contract will be considered earnings under the contract for tax purposes.

Asset-based charges are deducted from the total value of the Separate Account. In addition, for the guaranteed accounts, the contract enhancement charge lowers the credited rate that would apply if the contract enhancement had not been elected. Therefore, your contract incurs charges on the entire amounts included in your contract, which includes premium payments made to the contract in the first seven years, the contract enhancement and the earnings, if any, on such amounts for the first seven contract years. As a result, the aggregate charges assessed will be higher than those that would be charged if the contract did not include the enhancement. Accordingly, it is possible that upon surrender, particularly in a declining market, you will receive less money back than you would have if you had not elected the contract enhancement. Jackson National NY will recapture all or part of any contract enhancements if you make withdrawals in the first seven years. We expect to profit from certain charges assessed under the contract, including the withdrawal charge, the mortality and expense risk charge and the contract enhancement charge.

If you elect the contract enhancement and then make more than relatively small premium payments during contract years two through seven, you would likely have lower account values than if you had not elected the contract enhancement. If you make premium payments only in the first contract year, and do not make a withdrawal during the first seven years, however, it takes only a 1% or better rate of return for you to be better off having elected the contract enhancement. Thus, the contract enhancement is suitable only for those who expect to hold their contracts for at least seven years and who make substantially all of their premium payments in the first contract year or after the seventh contract year.

                                    TRANSFERS

You can transfer money among the Allocation Options during the accumulation phase, subject to certain terms and conditions. During the income phase, you can transfer money between investment divisions.

You can make 15 transfers every year during the accumulation phase without charge. The minimum amount that you can transfer is $100 (unless the transfer is made under a pre-authorized automatic transfer program). If the remaining value in a guaranteed account or investment division would be less than $100 after a transfer, you must transfer the entire value or you may not make the transfer.

TELEPHONE TRANSACTIONS. You may make transfers by telephone, unless you elect not to have this privilege. When authorizing a transfer, you must complete your telephone call by the close of Jackson National NY's business day (usually 4:00 p.m. Eastern time) in order to receive that day's accumulation unit value for an investment division.

Jackson National NY has procedures, which are designed to provide reasonable assurance that telephone authorizations are genuine. Our procedures include requesting identifying information and tape recording telephone communications. Jackson National NY and its affiliates disclaim all liability for any claim, loss or expense resulting from any alleged error or mistake in connection with a telephone transfer which was not properly authorized by you. However, if Jackson National NY fails to employ reasonable procedures to ensure that all telephone transfers are properly authorized, we may be held liable for such losses. Jackson National NY reserves the right to modify or discontinue, at any time and without notice, the acceptance of instructions from someone other than you and/or the telephone transfer privilege.

                              ACCESS TO YOUR MONEY

You can have access to the money in your contract:

o    by making either a partial or complete withdrawal, or

o    by electing to receive income payments.

Your beneficiary can have access to the money in your contract when a death benefit is paid.

When you make a complete withdrawal you will receive:

     1.  the value of the contract on the day you made the withdrawal;

     2.  less any premium tax;


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